Exhibit 10.1

TERMINATION OF SEVERANCE AGREEMENT

This Termination of Severance Agreement (the “Termination Agreement”) is entered into as of March 14, 2008 (the “Effective Date”), by and between John Daane (hereinafter referred to as “Executive”), and Altera Corporation (the “Company”). The Executive and the Company are hereinafter referred to as the “Parties.”

WITNESSETH:

WHEREAS, the Parties entered into a Severance Agreement on March 13, 2006, made effective as of November 30, 2005 (the “Severance Agreement”).

WHEREAS, the Parties desire to terminate the Severance Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants and agreements contained herein, the Parties hereto agree as follows:

1.	All capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed to them in the Severance Agreement.

2.	The Severance Agreement shall terminate as of the Effective Date set forth above. Neither party shall have any further rights or obligations under the Severance Agreement as of the Effective Date.

3.	This Termination Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

4.	This Termination Agreement shall be governed by and construed in accordance with the laws of the State of California, without respect to its conflicts of law principles.

5.	Executive acknowledges that he has had the opportunity to consult legal counsel concerning this Termination Agreement, that Executive has read and understands the Termination Agreement, that Executive is fully aware of its legal effect, and that Executive has entered into it freely based on his own judgment and not on any representations or promises other than those contained in this Termination Agreement.

[Signatures Follow]

IN WITNESS WHEREOF, each of the Parties has caused this Termination Agreement to be duly executed and delivered as of the date first written above.

ALTERA CORPORATION, a Delaware corporation		JOHN DAANE

By:	/s/ Kevin McGarity	By:	/s/ John Daane
Kevin McGarity
Chairman Compensation Committee